UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________________________________

(5)	Total fee paid:

__________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

__________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________________________________________

(3)	Filing Party:

__________________________________________________________________________________________________________

(4)	Date Filed:

__________________________________________________________________________________________________________
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

[The following is the text of information to be posted by management in the Company’s internal email newsletter, the Weekly Digest, and on the Company’s intranet site, RJnet, on January 19, 2010 to encourage employee shareholders to cast their votes]

Weekly Digest email:
RJF Shareholders:  Vote
A recent NYSE rule change means it’s more important than ever that you vote when you receive your RJF proxy materials, which were mailed last week. See what’s on the ballot and how you can participate.

RJnet posting:
RJF Shareholders:  Vote
The proxy materials for the February 18 Raymond James Financial Annual Meeting of Shareholders are currently being distributed.

Among the items to be voted on by shareholders – including all associates who are participants in the firm’s Employee Stock Ownership Plan – are:
•	The election of 10 nominees to our Board of Directors.
•	Ratification of the appointment by the Audit Committee of our Board of Directors of KPMG LLP as our independent registered public accounting firm.
•	Re-approval of the Senior Management Incentive Plan for our executive officers.

We Need Your Vote
As shareholders, associates are always encouraged to review the proxy materials and vote their shares. However, this year, your action is especially important because of a change to a New York Stock Exchange rule. While broker/dealers may sometimes vote shares without specific instructions from their customers for shares held in their customers’ accounts, the new rule does not allow this action for the election of directors, one item on the RJF agenda this year.

How to Vote
All shareholders will receive proxy materials in the mail in the coming days. Your proxy card explains how you can vote online or by telephone in addition to returning the card by mail. You will need your proxy card to vote, as it contains important share-specific information.

Please exercise your shareholder rights by voting promptly on all matters for presentation at the annual meeting on February 18. Your vote is important, no matter the size of your holdings.

More Information
The full proxy statement is available at raymondjames.com under “About Our Company – Investor Relations – Shareholders’ Meeting.”